                                                                   Exhibit 10.Q.


                   AMENDMENT TO FUND PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated September 30, 1993, by and between Providentmutual Life and Annuity Company and Dreyfus Variable Investment Fund is hereby amended to add "The Dreyfus Socially Responsible Growth Fund, Inc." as a party to the Agreement and as follows:

     (1) Exhibit A, attached hereto, listing each Fund, including, as applicable, any series thereof, the shares of which are availabl to serve as the underlying investment medium for the Participating Companies, is hereby added to the Agreement. Such Exhibit A may be amended from time to time by mutual written consent of each of the parties to the Agreement.

Effective Date: January 1, 2001

                                                PROVIDENTMUTUAL LIFE AND ANNUITY
                                                COMPANY OF AMERICA

                                                /s/ Joan Tucker
                                                --------------------------------
                                                Name

Attest: James Bernstein                         Vice President
        -----------------------------           --------------------------------
                                                Title

                                                December 29, 2000
                                                --------------------------------
                                                Date


                                                DREYFUS VARIABLE INVESTMENT FUND

                                                /s/ Illegible
                                                --------------------------------
                                                Name

Attest: /s/ Illegible                           Assistant Secretary
        -------------------------               --------------------------------
                                                Title

                                                8/7/01
                                                --------------------------------
                                                Date


                                                THE DREYFUS SOCIALLY RESPONSIBLE
                                                GROWTH FUND, INC.

                                                /s/ Illegible
                                                --------------------------------
                                                Name

Attest: /s/ Illegible                           Secretary
        ------------------------------          --------------------------------
                                                Title

                                                8/7/01
                                                --------------------------------
                                                Date

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                                   EXHIBIT A


DREYFUS VARIABLE INVESTMENT FUND
     Growth and Income Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.